Exhibit 10.24

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made as of July 27, 2012 and entered into by and among Diamond Foods, Inc., (the “Borrower”), the Subsidiaries of the Borrower identified on the signature pages hereto as guarantors (collectively, the “Guarantors”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the lenders party hereto (collectively, the “Lenders”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (defined below).

RECITALS

A. The Loan Parties, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 25, 2010 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have agreed to make the Loans and other extensions of credit, all upon the terms and conditions set forth in the Credit Agreement.

B. During the month of January 2012, Kettle Foods Ltd. entered into a lease of certain equipment (the “Kettle UK Lease”), which lease is guaranteed by Diamond Foods, Inc. The Kettle UK Lease was initially classified as an operating lease for accounting purposes. The Loan Parties and their advisors have since concluded that the Kettle UK Lease should have been classified as a capital lease. Kettle Foods Ltd. is a Subsidiary but not a Guarantor.

C. Certain Events of Default have occurred and, in certain cases, are continuing as a result of the Kettle UK Lease. Specifically, Events of Default may exist or have existed as a result of (i) the incurrence of a capital lease by a Subsidiary that is not a Loan Party, (ii) the Loan Parties’ exceeding of the aggregate amount of Indebtedness permitted under Section 7.03(e) of the Credit Agreement for the fiscal quarter ended January 31, 2012 and the fiscal quarter ended April 30, 2012, (iii) the Loan Parties’ having made, or been deemed to make, representations regarding the absence of Defaults notwithstanding the foregoing Defaults, and (iv) the Loan Parties’ failure to notify the Administrative Agent and the Lenders of the foregoing Defaults (collectively, the “Acknowledged Events of Default”).

D. The Loan Parties have requested that the Required Lenders and the Administrative Agent permanently waive the Acknowledged Events of Default and agree to certain amendments to the Credit Agreement.

E. The Required Lenders and the Administrative Agent are willing to agree to such waiver and amendments subject to the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Existing Defaults. Each of the Loan Parties acknowledges that the Acknowledged Events of Default have occurred and are continuing.

2. Waiver. Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Required Lenders hereby permanently waive the Acknowledged Events of Default as well as the right to exercise any rights or remedies that the Administrative Agent or any Lender has or may have had exclusively with respect thereto. This waiver is limited solely to the Acknowledged Events of Default, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law. Nothing herein shall modify or affect the obligations of the Loan Parties to comply with the terms of the Credit Agreement as amended hereby and the other Loan Documents from and after the date hereof.

3. Amendments to the Credit Agreement. The Administrative Agent, the Required Lenders and the Borrower agree to amend the Credit Agreement by:

(a) inserting the following definitions in Section 1.01 in the appropriate alphabetical order:

“Fourth Amendment” means that certain Waiver and Fourth Amendment to Credit Agreement by and among the Loan Parties, the Administrative Agent and the Lenders party thereto dated as of the Fourth Amendment Effective Date.

“Fourth Amendment Effective Date” shall have the meaning given to such term in the Fourth Amendment.

(b) replacing the words “Borrower or any Guarantor” in Section 7.03(e) with the words “Borrower or any Subsidiary”.

4. Conditions Precedent. This Agreement shall become effective upon the date of satisfaction of each of the following conditions (such date, the “Fourth Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each of the Guarantors and Lenders constituting Required Lenders; and

(b) the Administrative Agent shall have received a duly executed, corresponding amendment to and waiver under the Oaktree Loan in form reasonably acceptable to the Administrative Agent.

5. Estoppel, Acknowledgement and Reaffirmation. Each of the Loan Parties acknowledges and confirms that as of July 23, 2012, the aggregate principal amount of the Term Loan Facility was $220,000,000.00, the aggregate principal amount outstanding under the Revolving Credit Facility was $204,800,000.00 (which amount includes the aggregate principal amount of $2,800,000.00 in respect of all Letters of Credit), and the aggregate principal amount of the Swing Line Loan was $0.00, which amounts constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Borrower hereby (i) acknowledges its obligations under the Loan Documents, (ii) reaffirms that each of the Liens created and granted pursuant to the Loan Documents is valid, subsisting, perfected and of the priority required pursuant to the Loan Documents and (iii) acknowledges that this Agreement shall in no manner impair or otherwise adversely affect such Liens.

6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) each Loan Party has the legal power and authority to execute and deliver this Agreement; (b) the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind each Loan Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Loan Party and the performance and observance by each Loan Party of the provisions hereof do not violate or conflict with any organizational document of any Loan Party or any law applicable to any Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Loan Party; (d) Wimbledon Acquisition LLC and Diamond Foods Brazil Holding LLC are Subsidiaries of the Borrower that do not constitute Material Subsidiaries; (e) except with respect to the Acknowledged Events of Default, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (f) no Loan Party is aware of any claim or offset against, or defense or counterclaim to, any Loan Party’s obligations or liabilities under the Credit Agreement or any other Loan Document; (g) this Agreement and each document executed by each Loan Party in connection herewith constitute valid and binding obligations of the applicable Loan Party in every respect, enforceable in accordance with their terms; and (h) all representations and warranties made by such Loan Party and contained in this Agreement or any other Loan Document to which it is a party are true and correct in all material respects (other than such representations and warranties that are untrue or otherwise inaccurate solely and directly as a result of the Acknowledged Events of Default) on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date.

7. Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

8. Release. Each Loan Party hereby waives and releases the Administrative Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries (each a “Releasee”) from any and all claims, offsets, defenses and counterclaims, known and unknown, that any Loan Party may have as of the date of this Agreement based upon, relating to, or arising out of the Obligations and related transactions in any way. Each Loan Party intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Notwithstanding the foregoing, this Section 8 shall not constitute a release of the performance by the Administrative Agent or any Lender after the date hereof of their respective express obligations under the Loan Documents.

9. Covenant Not to Sue. Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Loan Party pursuant to Section 8 above. If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

10. Payment of Fees and Expenses. The Loan Parties shall reimburse the Administrative Agent and each Lender for all fees and expenses of the Administrative Agent and each Lender, in accordance with the terms and conditions of the Credit Agreement, (including without limitation, all reasonable fees and expenses of counsel to the Administrative Agent and counsel to each Lender) incurred in connection with the Loan Documents, including without limitation this Agreement.

11. Loan Documents Unaffected. Except as otherwise specifically provided herein, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby. The parties hereto acknowledge and agree that this Agreement constitutes a “Loan Document” under the terms of the Credit Agreement.

12. No Other Promises or Inducements. There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement. This Agreement has been entered into by the Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither the Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to the Borrower or any Guarantor by the Administrative Agent. The Borrower and each Guarantor agrees that the consideration received by the Borrowers under this Agreement has been actual and adequate.

13. No Course of Dealing. Each Loan Party acknowledges and agrees that, (a) this Agreement is not intended to, nor shall it, establish any course of dealing between the Loan Parties, the Administrative Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Loan Parties, the Administrative Agent and the Lenders prior to the date hereof, except as set forth herein, the Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the Credit Agreement, and (c) except with respect to the Acknowledged Events of Default, neither the Administrative Agent nor any Lender shall be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default. Nothing herein modifies the agreements among the Administrative Agent and the Lenders with respect to the exercise of their respective rights and remedies under the terms of the Credit Agreement.

14. No Waiver of Rights. No waiver shall be deemed to be made by any party hereunder of any of its rights hereunder unless the same shall be in writing signed on behalf of such party.

15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

16. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

17. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

18. Severability Of Provisions; Captions; Attachments. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.

19. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER:	DIAMOND FOODS, INC.

	By:	/s/ Brian J. Driscoll
Name:
Title:

GUARANTORS:	KETTLE FOODS HOLDINGS, INC.

	By:	/s/ Brian J. Driscoll
Name:
Title:

KETTLE FOODS, INC.

	By:	/s/ Brian J. Driscoll
Name:
Title:

DFKA, LTD.

	By:	/s/ Brian J. Driscoll
Name:
Title:

LION/STOVE LUXEMBOURG INVESTMENT 2 S.A.R.L.

	By:	/s/ Brian J. Driscoll
Name:
Title:

DFKA HOLDINGS LIMITED (F/K/A LION/STOVE HOLDINGS, LIMITED)

	By:	/s/ Brian J. Driscoll
Name:
Title:

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ken Puro
Name: Ken Puro
Title: Vice President

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as L/C Issuer and a Lender

By:	/s/ Thomas E. Brown
	Name:	Thomas E. Brown
	Title:	Senior Vice President

BANK OF THE WEST, as a Lender

By:	/s/ Casey Garten
	Name:	Casey Garten
	Title:	Senior Vice President

BANK OF MONTREAL, as a Lender

By:	/s/ Katherine K. Robinson
	Name:	Katherine K. Robinson
	Title:	Vice President

CoBank, ACB, as a Lender

By:	/s/ Ronald P. Seigley
	Name:	Ronald P. Seigley
	Title:	Senior Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Benjamin Matz
	Name:	Benjamin Matz
	Title:	Vice President

Barclays Bank PLC as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

JPMorgan Chase Bank, N.A

By:	/s/ Alex Rogin
	Name:	Alex Rogin
	Title:	Vice President

Bank Leumi USA, as a Lender

By:	/s/ Joung Hee Hong
	Name:	Joung Hee Hong
	Title:	First Vice President

COMPASS BANK, as a Lender

By:	/s/ Mark Sunderland
	Name:	Mark Sunderland
	Title:	Senior Vice President

HSBC Bank USA, N.A. as a Lender

By:	/s/ Stephen M. Ellsworth
	Name:	Stephen M. Ellsworth
	Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Brian Frevert
	Name:	Brian Frevert
	Title:	Vice President

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Daniel J. Best
	Name:	Daniel J. Best
	Title:	Vice President

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

GreenStone Farm Credit Services. ACA/FLCA,
as a Lender

By:	/s/ Jeff Pavlik
	Name:	Jeff Pavlik
	Title:	Vice President

1st Farm Credit Services, PCA, as a Lender

By:	/s/ Corey J. Waldinger
	Name:	Corey J. Waldinger
	Title:	Vice President, Capital Markets

FARM CREDIT WEST, PCA, as a Lender

By:	/s/ Ben Madonna
	Name:	Ben Madonna
	Title:	Vice President

Northwest Farm Credit Services, as a Lender

By:	/s/ Brandon Stacey
	Name:	Brandon Stacey
	Title:	VP - Credit

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT